Exhibit 99

Form 5 - Joint Filer Information

Name [Ticker]:			AIMCO GP, Inc. [None]

Address:				4582 South Ulster Street Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and Management Company

Issuer & Ticker Symbol:			Consolidated Capital Institutional Properties 2

Date of Event Requiring
	Statement:		December 31, 2009


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			AIMCO IPLP, L..P. [None]

Address:				4582 South Ulster Street Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional Properties 2

Date of Event Requiring
	Statement:		December 31, 2009


Signature:
 /s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			AIMCO/IPT, Inc. [None]

Address:				4582 South Ulster Street Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional Properties 2

Date of Event Requiring
	Statement:		December 31, 2009





Signature:
 /s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			Cooper River Properties, L.L.C. [None]

Address:				4582 South Ulster Street Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional Properties 2

Date of Event Requiring
	Statement:		December 31, 2009


Signature:
 /s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			Reedy River Properties, L.L.C. [None]

Address:				4582 South Ulster Street Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional Properties 2

Date of Event Requiring
	Statement:		December 31, 2009


Signature:
 /s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary